SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2001
                                                         -----------------

                        Oakwood Mortgage Investors, Inc.
                 ----------------------------------------------
               (Exact name of registrant as specified in charter)



   Nevada                           333-72621                88-0396566
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(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)

         101 Convention Center Drive, Suite 850, Las Vegas, Nevada 89109
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (702) 949-0056
                                                           ---------------
===============================================================================
         (Former name or former address, if changed since last report.)

Item 5.           Other Events.

         On December 21, 2000, the Registrant caused the issuance and sale of $208,010,000 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 2000-D (the "Certificates") pursuant to the Series 2000-D Pooling and Servicing Agreement, dated as of December 1, 2000 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, as Servicer, and Wells Fargo Bank Minnesota, National Association, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (May 1999 Edition) (the "Standard Terms").

         The Certificates evidence, in the aggregate, the entire beneficial ownership interest in OMI Trust 2000-D (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in privately-negotiated transactions with Oakwood Capital Corp. ("OCC") pursuant to a Sales Agreement, dated as of December 1, 2000, between the Registrant and OCC. Elections will be made to treat certain assets owned by the Trust as "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in one of such REMICs. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

         The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2 and Class B-1 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class B-2, Class X and Class R Certificates. The Offered Certificates have been sold by the Registrant to Credit Suisse First Boston Corporation and (the "Underwriter") pursuant to a Terms Agreement, dated as of December 20, 2000, among the Underwriter, the Registrant and OAC, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, May 1999. The Class B-2, Class X and Class R Certificates have been transferred to Oakwood Financial Corporation, a Nevada corporation ("OFC") and an affiliate of the Registrant.

         On the Closing Date, the Trust contained, among other things, the Initial Assets and $52,002,500 on deposit in the Pre-Funding Account. This Pre-Funded Amount was intended to be used for the purchase of Subsequent Assets satisfying criteria specified in the Sales Agreement and the Pooling and Servicing Agreement not later than March 21, 2001. The Registrant has transferred to the Trustee, on behalf of the Trust, Subsequent Assets on January 24, 2001 with an aggregate Scheduled Principal Balance of $52,002,312.84 in exchange for that amount of the Pre-Funded Amount. The remaining amount of the Pre-Funded Amount will be paid through to Certificateholders as a prepayment of principal according to the terms of the Pooling and Servicing Agreement. This Current Report on Form 8-K is being filed to update the description of the Assets contained in the Prospectus Supplement.

         The description of the Assets transferred to the Trust pursuant to the Pooling and Servicing Agreement but not disclosed in the Prospectus Supplement begins on the following page. This table includes Subsequent Assets purchased with funds on deposit in the Pre-Funding Account (the "8-K Assets").

         Whenever reference is made herein to a percentage of 8-K Assets (or to a percentage of the scheduled principal balance of the initial assets), the percentage is calculated based on the scheduled principal balances ("SPB") of the 8-K Assets as of their Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.
                                   8-K Assets

               Geographical Distribution of Manufactured Homes (1)

                                                Aggregate
                          Number of 8-K         Scheduled         Percentage of
Geographic Location           Assets        Principal Balance    Asset Pool by SPB
-------------------       --------------    -----------------    -----------------
 Alabama                           51          2,038,990.82            3.92
 Arizona                           54          3,685,700.74            7.09
 Arkansas                          13            477,789.05            0.92
 California                        12            597,123.74            1.15
 Colorado                          19          1,022,985.23            1.97
 Delaware                          15            643,526.02            1.24
 Florida                           31          1,422,700.20            2.74
 Georgia                           53          2,057,239.39            3.96
 Idaho                              5            172,220.13            0.33
 Kansas                            10            499,092.38            0.96
 Kentucky                          27            889,991.01            1.71
 Louisiana                         17            642,194.54            1.23
 Maryland                           4            173,565.11            0.33
 Massachusetts                      1             36,062.15            0.07
 Michigan                           2            109,042.98            0.21
 Minnesota                          2            116,672.92            0.22
 Mississippi                       30          1,124,085.15            2.16
 Missouri                          36          1,502,417.19            2.89
 Montana                            1            110,186.98            0.21
 Nevada                            10            600,832.74            1.16
 New Jersey                         1             34,576.84            0.07
 New Mexico                        36          1,578,173.27            3.03
 New York                           1             57,368.95            0.11
 North Carolina                   228          8,358,756.44           16.07
 Ohio                              43          1,887,527.50            3.63
 Oklahoma                          29          1,603,458.94            3.08
 Oregon                            22          1,672,512.14            3.22
 South Carolina                    85          2,970,027.73            5.71
 Tennessee                         55          2,134,971.00            4.11
 Texas                            176          7,858,862.50           15.11
 Utah                               3            199,125.27            0.38
 Virginia                          49          1,933,453.50            3.72
 Washington                        30          2,705,171.45            5.20
 West Virginia                     21            846,846.49            1.63
 Wyoming                            4            239,062.35            0.46

 TOTAL                          1,176        $52,002,312.84          100.00%

(1)  Based on the mailing address of the obligor on the related Cut-off Date.

                        Year of Origination of Assets (1)

                                                                      Percentage
                      Number of 8-K         Aggregate Scheduled        of Asset
Year of Origination         Assets          Principal Balance(1)      Pool by SPB
-------------------    ------------         --------------------      -----------
 1987                            1                 3,347.60                0.01
 1988                            1                 7,511.27                0.01
 1989                           10                82,235.28                0.16
 1990                           20               181,883.01                0.35
 1991                            6                69,729.33                0.13
 1996                            1                20,974.62                0.04
 1998                            1                46,045.65                0.09
 1999                            1                22,444.45                0.04
 2000                         1135            51,568,141.63               99.17

 TOTAL                       1,176           $52,002,312.84              100.00%

(1) The weighted average seasoning of the 8-K assets was approximately 2 months as of the Cut-off Date.

                   Distribution of Remaining Loan Balance (1)

                                                                                  Percentage
                                        Number of 8-K    Aggregate Scheduled       of Asset
      Remaining Loan Balance                Assets       Principal Balance(1)     Pool by SPB
      ----------------------            -------------    --------------------     -----------
       $      0.01 - $  4,999.99              6                     21,016.89         0.04
       $  5,000.00 - $  9,999.99             35                    288,898.73         0.56
       $ 10,000.00 - $ 14,999.99             41                    503,061.94         0.97
       $ 15,000.00 - $ 19,999.99             63                  1,129,099.81         2.17
       $ 20,000.00 - $ 24,999.99            115                  2,608,251.31         5.02
       $ 25,000.00 - $ 29,999.99            159                  4,377,231.87         8.42
       $ 30,000.00 - $ 34,999.99            135                  4,363,345.36         8.39
       $ 35,000.00 - $ 39,999.99             83                  3,088,895.81         5.94
       $ 40,000.00 - $ 44,999.99             74                  3,153,810.42         6.06
       $ 45,000.00 - $ 49,999.99             84                  3,992,895.95         7.68
       $ 50,000.00 - $ 54,999.99             70                  3,674,718.67         7.07
       $ 55,000.00 - $ 59,999.99             44                  2,513,331.78         4.83
       $ 60,000.00 - $ 64,999.99             57                  3,569,108.44         6.86
       $ 65,000.00 - $ 69,999.99             39                  2,635,772.11         5.07
       $ 70,000.00 - $ 74,999.99             28                  2,021,769.13         3.89
       $ 75,000.00 - $ 79,999.99             23                  1,779,051.94         3.42
       $ 80,000.00 - $ 84,999.99             21                  1,727,775.62         3.32
       $ 85,000.00 - $ 89,999.99             11                    967,590.06         1.86
       $ 90,000.00 - $ 94,999.99             17                  1,567,564.99         3.01
       $ 95,000.00 - $ 99,999.99             24                  2,322,693.08         4.47
       $100,000.00 or more                   47                  5,696,428.93        10.95

       TOTAL                              1,176                $52,002,312.84       100.00%

   (1) The highest remaining asset amount was approximately $212,651 which represents approximately 0.41% of the aggregate remaining principal balance of the 8-K assets. The average remaining principal amount of the 8-K assets was approximately $44,220.

                    Distribution of Original Loan Balance (1)

                                                                              Percentage of
                                         Number of     Aggregate Scheduled    Asset Pool by
Original Loan Balance                    8-K Assets     Principal Balance           SPB
---------------------                    ----------    -------------------    -------------
 $  5,000.00 - $  9,999.99                   15                 117,306.80         0.23
 $ 10,000.00 - $ 14,999.99                   46                 483,930.91         0.93
 $ 15,000.00 - $ 19,999.99                   76               1,248,758.58         2.40
 $ 20,000.00 - $ 24,999.99                  120               2,630,447.11         5.06
 $ 25,000.00 - $ 29,999.99                  159               4,372,176.09         8.41
 $ 30,000.00 - $ 34,999.99                  136               4,382,343.02         8.43
 $ 35,000.00 - $ 39,999.99                   85               3,144,839.21         6.05
 $ 40,000.00 - $ 44,999.99                   73               3,110,582.26         5.98
 $ 45,000.00 - $ 49,999.99                   85               4,036,124.11         7.76
 $ 50,000.00 - $ 54,999.99                   70               3,674,718.67         7.07
 $ 55,000.00 - $ 59,999.99                   44               2,513,331.78         4.83
 $ 60,000.00 - $ 64,999.99                   57               3,569,108.44         6.86
 $ 65,000.00 - $ 69,999.99                   39               2,635,772.11         5.07
 $ 70,000.00 - $ 74,999.99                   28               2,021,769.13         3.89
 $ 75,000.00 - $ 79,999.99                   23               1,779,051.94         3.42
 $ 80,000.00 - $ 84,999.99                   20               1,645,974.13         3.17
 $ 85,000.00 - $ 89,999.99                   12               1,049,391.55         2.02
 $ 90,000.00 - $ 94,999.99                   17               1,567,564.99         3.01
 $ 95,000.00 - $ 99,999.99                   24               2,322,693.08         4.47
 $100,000.00 or more                         47               5,696,428.93        10.95

 TOTAL                                    1,176             $52,002,312.84       100.00%

   (1) The highest original asset amount was approximately $212,651 which represents approximately 0.41% of the aggregate principal balance of the 8-K assets at origination. The average original principal amount of the 8-K assets was approximately $44,546 as of the Cut-off Date.

                             Current Asset Rates (1)

                                                          Aggregate             Percentage
                                       Number of 8-K      Scheduled             of Asset
        Current Asset Rate             Assets             Principal Balance     Pool by SPB
        ------------------             -------------      -----------------     -----------
         6.000%- 6.999%                         6               612,852.81           1.18
         7.000%- 7.999%                        26             2,364,104.32           4.55
         8.000%- 8.999%                        61             5,443,335.21          10.47
         9.000%- 9.999%                       151             9,238,740.19          17.77
        10.000%-10.999%                        70             5,209,995.93          10.02
        11.000%-11.999%                        62             3,347,596.14           6.44
        12.000%-12.999%                       126             5,450,529.32          10.48
        13.000%-13.999%                       124             4,740,322.15           9.12
        14.000%-14.999%                       111             3,334,419.59           6.41
        15.000%-15.999%                       237             7,111,814.96          13.68
        16.000% or more                       202             5,148,602.22           9.90

        TOTAL                               1,176           $52,002,312.84         100.00%

   (1) The weighted average current asset rate was approximately 12.05% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increased in the asset rates of the Step-up Rate Loans.

              Remaining Terms to Maturity of Assets (in Months) (1)

                                                                       Percentage
         Remaining Term to    Number of 8-K    Aggregate  Scheduled     of Asset
          Maturity                  Assets       Principal Balance       Pool by SPB
         -----------------    -------------    --------------------    -------------
             1 -  60                  46                 422,130.26          0.81
            61 -  96                  23                 335,030.31          0.64
            97 - 120                  38                 737,229.41          1.42
           121 - 156                  50               1,017,568.99          1.96
           157 - 180                 117               3,187,800.84          6.13
           181 - 216                   7                 189,163.73          0.36
           217 - 240                 269               8,310,923.97         15.98
           241 - 300                 175               7,139,426.12         13.73
           301 - 360                 451              30,663,039.21         58.96

           TOTAL                   1,176             $52,002,312.84        100.00%

   (1) The weighted average remaining term to maturity of the 8-K assets was approximately 308 months as of the Cut-off Date.


               Original Term to Maturity of Assets (in Months) (1)

                                                                   Aggregate         Percentage
                     Original Term to       Number of 8-K          Scheduled         of Asset
                          Maturity              Assets          Principal Balance    Pool by SPB
                     ----------------       -------------       -----------------    -----------
                     1 -  60                        14               147,153.10            0.28
                    61 -  96                        17               265,300.98            0.51
                    97 - 120                        38               737,229.41            1.42
                   121 - 156                        56             1,045,533.17            2.01
                   157 - 180                       149             3,504,543.15            6.74
                   181 - 216                         7               189,163.73            0.36
                   217 - 240                       269             8,310,923.97           15.98
                   241 - 300                       175             7,139,426.12           13.73
                   301 - 360                       451            30,663,039.21           58.96

                   TOTAL                         1,176           $52,002,312.84          100.00%

   (1) The weighted average original term to maturity of the 8-K assets was approximately 310 months as of the Cut-off Date.

           Distribution of Original Loan-to-Value Ratios of Assets (1)

                                                                            Percentage of
                                    Number of 8-K     Aggregate Scheduled    Asset Pool by
     Loan-to-Value Ratio(2)             Assets          Principal Balance          SPB
     -------------------                ------          -----------------          ---
       50% or less                       24                  783,097.74             1.51
       51%  -  55%                        6                  485,289.08             0.93
       56%  -  60%                       12                  628,865.24             1.21
       61%  -  65%                       23                1,177,868.32             2.27
       66%  -  70%                       35                1,902,165.04             3.66
       71%  -  75%                       48                2,146,735.06             4.13
       76%  -  80%                      108                5,025,469.08             9.66
       81%  -  85%                       90                3,900,351.34             7.50
       86%  -  90%                      182                8,696,616.91            16.72
       91%  -  95%                      337               16,845,053.64            32.39
       96%  - 100%                      245                8,425,934.80            16.20
       Not Available                     66                1,984,866.59             3.82

      TOTAL                           1,176               52,002,312.84           100.00

   (1) The weighted average original Loan-to-Value of the 8-K assets for which an original Loan-to-Value Ratio was available was approximately 86.82% as of the Cut-off Date.
   (2)   Rounded to the nearest 1%.

         Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms or the Prospectus Supplement.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


January 24, 2001                 OAKWOOD MORTGAGE INVESTORS, INC.



                                 By:     /s/ Dennis Hazelrigg
                                     ----------------------------------------
                                 Name:  Dennis Hazelrigg
                                 Title: President